Comerica Incorporated

Third Quarter 2012 Financial Review
October 17, 2012

Comerica Bank

comerica.com

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; the acquisition of Sterling Bancshares, Inc., or any future acquisitions; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; the implementation of Comerica's strategies and business models, including the implementation of revenue enhancements and efficiency improvements; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2011. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Financial Results

	3Q12	2Q12	3Q11
Diluted income per common share[1]	$0.61	$0.73	$0.51
Net interest income	$427	$435	$423
Purchase loan accretion	*15*	*18*	*27*
Noninterest income	197	211	201
Provision for credit losses	22	19	35
Noninterest expenses	449	433	463
Restructuring expenses	*25*	*8*	*33*
Net income	117	144	98
Total loans (average)	$43,597	$43,228	$40,098
Total deposits (average)	49,857	48,679	45,098
Tier 1 capital ratio	10.32%[2]	10.38%	10.65%
Average diluted shares (millions)	191	194	192

$ in millions, except per share data. [1]Calculated using net income attributable to common shares. [2]Estimated.

Comerica Bank

3

Third Quarter 2012 Results

3Q12 vs. 2Q12	Chg $	Chg %	
Total Loans (average)	$369	1%	Driven by Commercial Loans
Commercial Loans	*717*	*3*	Primarily driven by Mortgage Banker, TLS, & Energy
Total Deposits (average)	1,178	2	All-time high
Noninterest-bearing deposits	*1,341*	*7*	Broad-based growth by market & business line
Net Interest Income	(8)	(2)	See slide 9
Noninterest Income	(14)	(7)	Primarily due to non-customer driven fees
Noninterest Expense	16	4	Down excluding $17mm increase in restructuring
Net Income	(27)	(18)	
Net credit-related charge-offs	(2)	(4)	Remain low with NCO ratio of 0.39%[1]
Provision for credit losses	3	14	
Tier 1 common capital[2]	10.32%		
Repurchased under share program	2.9MM		

$ in millions. [1] Percentage is calculated based on average total loans.
[2]Estimated; See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures

Comerica Bank

4

Well Positioned in Growth Markets


Average Loan Balances ($ in B)
13.9
13.7
13.8
13.8
13.5
11.9
12.0
12.4
12.9
13.2
8.1
9.0
9.3
9.5
9.6
-3%
+11%
+19%
3Q11
4Q11
1Q12
2Q12
3Q12
Midwest
Western
Texas


Average Deposit Balances ($ in B)
18.5
19.1
19.4
19.2
19.6
13.0
13.7
13.9
14.4
15.2
8.9
10.3
10.2
10.2
9.9
+6%
+17%
+11%
3Q11
4Q11
1Q12
2Q12
3Q12
Midwest
Western
Texas

Includes the addition of Sterling Bancshares loans and deposits added on July 28, 2011

Comerica Bank

5

Average Loans Grew 1% with Commercial Loans up 3%


Total Loan Growth ($B)
Sterling
Loan Yields
40.1
41.5
42.3
43.2
43.6
44.0
44.2
+1%
+9%
4.01
3.98
3.92
3.79
3.66
3Q11
4Q11
1Q12
2Q12
3Q12
Average Balances
2Q12
3Q12
Period-end


Commercial Loan Growth ($B)
Mortgage Banker
+3%
22.1
23.5
24.7
26.0
26.7
27.0
27.5
0.9
1.5
1.5
1.5
2.0
2.0
2.3
+21%
3Q11
4Q11
1Q12
2Q12
3Q12
Average Balances
2Q12
3Q12
Period-end

- Line utilization was 48.2%, relatively stable from 48.8% in 2Q12
- Commitments increased $1.2B to $49.7B
- Increased commitments in all commercial businesses and markets
- Loan pipeline remains strong

Includes Sterling Bancshares loans from July 28, 2011. 3Q12 compared to 2Q12

Comerica Bank

6

Continued Record Deposit Levels



Deposit Costs Decline as Deposits Grow ($B)
Sterling
Deposit Rates
45.1
47.8
48.3
48.7
49.9
49.4
50.0
0.33
0.29
0.26
0.25
0.24
3Q11 4Q11 1Q12 2Q12 3Q12
Average Balances
2Q12 3Q12
Period-end

Total average deposits grew $1.2B

- Noninterest-bearing deposits up $1.3B
- Broad-based growth across most markets and lines of business, led by Middle Market, Corporate and Small Business

Total period-end deposits increased $589MM

- Noninterest-bearing deposits up $423MM

3Q12 compared to 2Q12

Comerica Bank
7

Securities Portfolio



Primarily AAA Mortgage-backed Securities (MBS)
MBS
Other
Yield
7.7
9.4
9.5
9.4
9.6
9.7
10.3
2.87
2.74
2.73
2.55
2.42
3Q11 4Q11 1Q12 2Q12 3Q12
Average Balances
2Q12 3Q12
Period-end

Total average MBS portfolio of $9.4B at 3Q12

- Duration of 2.7 years
- Net unrealized pre-tax gain $323MM
- Unamortized premium of about $105MM
- Expect continued pace of prepayment $850MM-950MM for 4Q12[1]

Average $ in billions (B). Excludes auction-rate securities. [1]Outlook as of October 17, 2012.

Comerica Bank
8

Net Interest Income Down Slightly



Net Interest Income ($MM)
Accretion
NIM
423
444
443
435
427
27
26
25
18
15
396
418
418
417
412
3.18
3.19
3.19
3.10
2.96
3Q11
4Q11
1Q12
2Q12
3Q12

Net interest income and rate NIM[1]:		
$435MM	2Q12	3.10%
- 4MM	Interest on non-accrual loans	-0.03
- 2MM	Lease residual adjustment	-0.02
- 3MM	Accretion on acquired portfolio	-0.02
- 6MM	Loan portfolio dynamics	-0.03
+3MM	Loan growth	--
- 2MM	MBS portfolio yields	-0.02
+2MM	Lower funding costs	+0.01
+4MM	One additional day	--
--	Excess liquidity	-0.03
$427MM	3Q12	2.96%

4Q12 Expected Accretion[2] of $7MM - $9MM

[1]3Q12 compared to 2Q12. [2]Outlook as of October 17, 2012

Comerica Bank
9

Loan Portfolio Dynamics Impacting Current Loan Yield



Declining Yields Impacted by Declining Accretion
Accretion
4.01
3.98
3.92
3.79
3.66
0.27
0.25
0.24
0.17
0.14
3Q11
4Q11
1Q12
2Q12
3Q12



Maturing Higher Yielding Fixed Rate Loans
Floating Rate
Fixed Rate
18%
17%
16%
16%
16%
82%
83%
84%
84%
84%
3Q11
4Q11
1Q12
2Q12
3Q12



Positive Credit Migration[1]
Accruing WatchList & Nonperforming Loans
Remaining Portfolio
88%
90%
90%
91%
92%
3Q11
4Q11
1Q12
2Q12
3Q12



Higher Yielding CRE Declining[2]
C&I
CRE
Other
15%
14%
14%
14%
13%
30%
29%
28%
26%
25%
55%
57%
58%
60%
62%
3Q11
4Q11
1Q12
2Q12
3Q12

[1]Based on period end loans outstanding. [2]Based on average loans outstanding.

Comerica Bank
10

Strong Credit Quality

Net credit-related charge-off ratio within historical normal range



Provision for credit-related losses
Net credit-related Charge-off Ratio
35
18
22
19
22
0.77
0.57
0.43
0.42
0.39
3Q11
4Q11
1Q12
2Q12
3Q12

Watch list[1] & Nonperforming loans continue to trend down



Nonperforming Loans
Accruing Watch list Loans
4,969
958
4,467
887
4,206
856
3,835
747
3,653
692
3Q11
4Q11
1Q12
2Q12
3Q12

$ in millions
[1]Watch list is generally consistent with regulatory defined Special Mention, Substandard and Doubtful (nonaccrual) loans.

Comerica Bank
11

Noninterest Income Driven by Decline in Noncustomer-Driven Fees

Total Noninterest Income ($MM)



Customer-Driven Fee Income [1]
201
183
182
175
206
184
211
187
197
183
3Q11
4Q11
1Q12
2Q12
3Q12

Noninterest income reflects:

- $10MM Noncustomer-driven fee income:
  - $6MM Net securities gains
  - $5MM Annual incentive bonus from third-party credit card processor
  - $3MM Principal investing & warrants
  - \+ $5MM Deferred compensation asset returns (offset in salaries expense)
- $4MM Customer-driven fee income:
  - $3MM Customer derivative income

3Q12 compared to 2Q12. [1]Customer-Driven Fee Income includes service charges on deposit accounts, fiduciary income, commercial lending fees, letter of credit fees, card fees, foreign exchange income, brokerage fees and customer-driven components of other noninterest income.

Comerica Bank
12

Continued Tight Expense Control


Noninterest Expenses ($MM)
Restructuring
463
479
448
433
449
430
442
448
425
424
3Q11
4Q11
1Q12
2Q12
3Q12


Full Time Equivalent (FTE) Employees
9,701
9,397
9,195
9,014
9,008
-7%
3Q11
4Q11
1Q12
2Q12
3Q12

Noninterest expense reflects:

+ $17MM Merger & Restructuring Costs
+ $3MM Salaries:
  - +$5MM Deferred compensation asset expense (offset in noninterest income)
  - - $3MM Executive incentive compensation
- $5MM Litigation & Legal Fees

Expect 4Q12 Merger & Restructuring Costs[1] of $1-4MM

3Q12 compared to 2Q12. [1]Outlook as of October 17, 2012

Comerica Bank
13

Strong Shareholder Payout


Shareholder Payout Ratio
Dividends
Share Repurchases
101%[1]
81%
41%
26%
60%
76%
15%
21%
25%
1Q12
2Q12
3Q12

2012 Capital Plan On Track:

- Regulators had no objection to 2012 Capital Plan
- Board increased 2Q12 dividend 50% to 0.15 per share
- $375MM share repurchase target from 1Q12 through 1Q13[2]
  - 1.1 million shares purchased in 1Q12 ($33MM)
  - 2.9 million shares purchased in 2Q12 ($88MM)
  - 2.9 million shares purchased in 3Q12 ($90MM)

[1]Excluding the third quarter restructuring charge total shareholder payout ratio was 89%. [2]Outlook as of October 17, 2012.

Comerica Bank
14

Management 2012 Outlook1 1Outlook as of October 17, 2012. Based on current economic environment 15 Full-year 2012 compared to full-year 2011: Average loans +7 to 8% Net interest income +4 to 5% Net credit related charge-offs & provision Declining Noninterest income +1 to 2% Noninterest expense -1 to 1% Appendix

Loans by Business and Market

New Classification for Sub-Lines of Business

By Line of Business	3Q12	2Q12	3Q11
Middle Market:			
General	$13.1	$13.1	$13.1
Energy	2.6	2.5	1.6
National Dealer Services	4.3	4.3	3.1
Entertainment	0.6	0.6	0.5
Tech. & Life Sciences	1.8	1.7	1.3
Environmental Services	0.7	0.6	0.5
Total Middle Market	$23.1	$22.8	20.1
Corporate			
US Banking	3.0	3.0	2.9
International	1.8	1.8	1.6
Mortgage Banker Finance	2.0	1.5	0.9
Commercial Real Estate	3.9	4.3	4.4
BUSINESS BANK	**$33.8**	**$33.4**	**$29.9**
Small Business	3.7	3.6	3.7
Personal Banking	1.6	1.7	1.8
RETAIL BANK	**$5.3**	**$5.3**	**$5.5**
Private Banking	4.5	4.5	4.7
WEALTH MANAGEMENT	**$4.5**	**$4.5**	**$4.7**
TOTAL	**$43.6**	**$43.2**	**$40.1**

Average loans in $ billions

By Market	3Q12	2Q12	3Q11
Midwest	$13.4	$13.8	$13.9
Western	13.2	12.9	11.9
Texas	9.6	9.5	8.1
Florida	1.3	1.4	1.5
Other Markets	4.3	3.8	3.1
International	1.8	1.8	1.6
TOTAL	**$43.6**	**$43.2**	**$40.1**

- Middle Market: Serving customers with revenues generally between $20-500MM
- Corporate: Serving customers with revenues generally over $500MM
- Small Business: Serving customers with revenues generally under $20MM

Comerica Bank

17

Growth in Middle Market Loans

Total Middle Market
(Average, $ in B)


20.1
20.9
21.9
22.8
23.1
+1%
+15%
3Q11
4Q11
1Q12
2Q12
3Q12

Total Loans By Line of Business
(Average, $ in B)


Environmental Services $0.7B 2%
Corporate $4.8B 10%
Commercial Real Estate $3.9B 9%
Mortgage Banker $2.0B 5%
Tech. & Life Sciences $1.8B 4%
Small Business $3.7B 9%
Entertainment $0.6B 1%
Personal Banking $1.6B 4%
National Dealer $4.3B 10%
Energy $2.6B 6%
Private Banking $4.5B 10%
General $13.1B 30%
= Total Middle Market (53%)

Comerica Bank

18

1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 3Q11 4Q11 1Q12 2Q12 3Q12 488 545 614 635 691 3Q11 4Q11 1Q12 2Q12 3Q12 Loan Performance in Select Portfolios Average $ in millions. Includes Sterling Bancshares loans from July 28, 2011. Environmental Services Energy 1,34 6 1,51 7 1,64 3 1,65 9 1,83 1 3Q11 4Q11 1Q12 2Q12 3Q12 Tech and Life Sciences 19 535 563 576 622 615 3Q11 4Q11 1Q12 2Q12 3Q12 Entertainment • Approximately 900 borrowers• Strategy: Full relationships with ancillary business• Comerica is agent for approximately 18%• Adhere to same credit underwriting standards as rest of loan book • Credit quality mirrors total portfolio September 30, 2012: $9.3 billion Period-end outstandings as of September 30, 2012. Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. Commercial Real Estate$0.7B 8% Corporate $2.8B 30% General$2.3B 25% National Dealer $0.4B 4% Energy$2.4B 26% Entertainment$0.2B 2% Tech. & Life Sciences$0.3B 3% Mortgage Banker $0.2B 2% 20 Shared National Credit Relationships = Total Middle Market (60%)

National Dealer Services Line of Business

Diverse Franchise Distribution[1]



Honda/Acura 17%
Toyota/Lexus 19%
Ford 7%
GM 9%
Other[2] 11%
Chrysler 8%
Other Asian 9%
Mercedes 4%
Other European 9%
Nissan/ Infiniti 7%

- 65+ years of Floor Plan lending, with over 20 years on a national basis
- Top tier strategy
- Majority are "Mega Dealer" (five or more dealerships in group)
- Excellent credit quality
- Robust monitoring of company inventory and performance

Geographic Dispersion

Western	60%	Florida	7%
Midwest	19%	Texas	8%



Loan Balances ($ in Billions)
4.9
3.5
3.5
3.5
3.8
4.3
4.3
2.3
2.1
2008
2009
2010
2011
1Q12
2Q12
3Q12
9/30/12
Average
PE Floor Plan
PE Non-Floor Plan

[1] Franchise distribution based on September 30, 2012 period-end (PE) outstandings
[2] "Other" includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

21

Nonperforming Assets

September 30, 2012
Nonaccrual Loans $665 million
By Business



Corporate $10MM
Commercial Real Estate $188MM
Middle Market $206MM
Private Banking $70MM
Other $91MM
Small Business $100MM

Nonperforming Assets of $755MM, a $59MM decrease, included:

- Nonaccrual loans decreased $54MM
- Foreclosed Property decreased to $63MM

Troubled Debt Restructurings (TDRs) of $328MM, included:

- $120MM Performing Restructured
- $27MM Reduced Rate
- $181MM Nonaccrual TDR

3Q12 compared to 2Q12

Comerica Bank

22

Deposits by Business and Market

New Classification for Sub-Lines of Business

By Line of Business	3Q12	2Q12	3Q11
Middle Market:			
General	$14.1	$13.5	$12.1
Energy	0.5	0.6	0.5
National Dealer Services	0.2	0.2	0.2
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	5.2	5.1	4.2
Environmental Services	0.1	0.1	0.1
Total Middle Market	$20.2	$19.6	$17.2
Corporate			
US Banking	1.9	1.7	1.7
International	1.4	1.4	1.6
Mortgage Banker Finance	0.5	0.5	0.4
Commercial Real Estate	1.1	1.0	0.9
BUSINESS BANK	**$25.1**	**$24.2**	**$21.8**
Small Business	6.1	5.9	5.6
Personal Banking	14.6	14.6	14.2
RETAIL BANK	**$20.7**	**$20.5**	**$19.8**
Private Banking	3.7	3.6	3.2
WEALTH MANAGEMENT	**$3.7**	**$3.6**	**$3.2**
Finance/ Other	0.4	0.4	0.3
TOTAL	**$49.9**	**$48.7**	**$45.1**

By Market	3Q12	2Q12	3Q11
Midwest	$19.7	$19.2	$18.5
Western	15.2	14.4	13.0
Texas	9.9	10.2	8.9
Florida	0.5	0.4	0.4
Other Markets	2.8	2.7	2.4
International	1.4	1.4	1.6
Finance/ Other	0.4	0.4	0.3
TOTAL	**$49.9**	**$48.7**	**$45.1**

- Middle Market: Serving customers with revenues generally between $20-500MM
- Corporate: Serving customers with revenues generally over $500MM
- Small Business: Serving customers with revenues generally under $20MM

Average deposits in $ billions

Comerica Bank

23

Holding Company Debt Ratings

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch	DBRS
Peer Banks	BB&T	A-	A2	A+	A (high)
	Comerica	**A-**	**A3**	**A**	**A**
	M&T Bank	A-	A3	A-	A (low)
	BOK Financial	BBB+	A2	A	A (low)
	KeyCorp	BBB+	Baa1	A-	BBB (high)
	SunTrust	BBB	Baa1	BBB+	A (low)
	Fifth Third	BBB	Baa1	A-	A (low)
	Huntington	BBB	Baa1	BBB+	BBB
	First Horizon National Corp	BBB-	Baa2	BBB	
	Regions Financial	BBB-	Ba3	BBB-	BBB
	Zions Bancorporation	BBB-	Ba3	BBB-	BBB (low)
	Synovus Financial Corp	B	B2	BB-	
Large Banks	Wells Fargo & Company	A+	A2	AA-	AA
	U.S. Bancorp	A+	Aa3	AA-	AA
	JP Morgan	A	A2	A+	A (high)
	PNC Financial Services Group	A-	A3	A+	A (high)
	Bank of America	A-	Baa2	A	A

As of 10/8/12; Source: SNL Financial; Debt Ratings are not a recommendation to buy, sell, or hold securities.

Comerica Bank

24

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11
Tier 1 capital[1,2]	$6,685	$6,676	$6,647	$6,582	$6,560
Less: Trust preferred securities	--	--	--	25	49
Tier 1 common capital[2]	6,685	6,676	6,647	6,557	6,511
Risk-weighted assets[1,2]	64,772	64,312	64,742	63,244	61,593
Tier 1 common capital ratio[2]	***10.32%***	***10.38%***	***10.27%***	***10.37%***	***10.57%***
Total shareholders' equity	$7,084	$7,028	$6,985	$6,868	$6,951
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	25	28	30	32	35
Tangible common equity	$6,424	$6,365	$6,320	$6,201	$6,281
Total assets	$63,314	$62,650	$62,593	$61,008	$60,888
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	25	28	30	32	35
Tangible assets	$62,654	$61,987	$61,928	$60,341	$60,218
Tangible common equity ratio	***10.25%***	***10.27%***	***10.21%***	***10.27%***	***10.43%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

[2]September 30, 2012 Tier 1 Capital and Risk-Weighted assets are estimated.

Comerica Bank

25

Comerica Bank